Investors Presentation on the Acquisition of Memorex January 11, 2008 Hungarian Telephone and Cable Corp. Exhibit 99.2

Safe Harbor Statement
This presentation of Hungarian Telephone and Cable Corp. (the "Company") contains “forward-looking statements”, as that term is defined in the Private Securities Litigation Reform Act of 1995. The Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These and
all forward-looking statements are only predictions or statements of current plans that are constantly under review by the
Company. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. These forward-looking statements are all based on currently available operating, financial, and competitive information and are subject to various risks and uncertainties. Actual results could differ materially from those expressed in our forward-
looking statements for a variety of reasons, including: fluctuation in foreign exchange rates and interest rates; changes in Hungarian and Central and Eastern European economic conditions and consumer and business spending; the rate of growth of the Internet; the amount that the Company invests in new business opportunities and the timing of those investments; the mix of services sold; competition; management of growth and expansion; the integration of Invitel,
Tele2 Hungary, and Memorex; future integration of acquired businesses; the performance of our IT Systems;
technological changes; the Company's significant indebtedness; and government regulation. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission, which are available on the
Company’s website, www.htcc.hu and on the SEC’s website, www.sec.gov. Accordingly, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The
Company does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date the statements are made. Investors should, however, consult any further disclosures the Company may make in its reports filed with the SEC.

Presenters Martin Lea, President and Chief Executive Officer Robert Bowker, Chief Financial Officer 3

Agenda 1. Transaction Summary 2. Market Overview 3. HTCC Wholesale 4. Memorex 5. Synergies 6. Appendix 4

Transaction Summary 5

Transaction Overview
Notes: All EUR/HUF conversions are based on a FX rate of 255HUF; all USD/HUF conversions are based on a FX rate of 183.27HUF; all EUR/USD conversions are based on a
FX rate of 1.39USD
Memorex has a financial year ending 31st March. For the purpose of analysis we have calendarised Memorex’s financials for 31st December
(1) Assuming purchase of minority shareholding
(2) Based on an estimated YE Dec 2007 Adjusted EBITDA of €24.4 million which includes estimated synergies of €3 million and a signed contract of €4.6 million. See “Synergies”
and “Signed Contract” for a discussion of our determination of PF Synergies and Signed Contract amounts. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See
Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for Memorex
Based in Austria, Memorex Telex Communications AG (“Memorex”) is a leading regional telecommunications network infrastructure and bandwidth provider with a strong presence in Central and Eastern Europe
Memorex is HTCC’s largest competitor in the wholesale sector
The wholesale business makes a significant contribution to HTCC’s EBITDA and is a key growth segment of the business
Wholesale represents 33% of revenue and 21% of gross margin
The key economic terms of the transaction are:
The purchase price is €92 million
(1)
(acquisition multiple of 3.8x YE Dec 2007 Adjusted EBITDA
(2)
) with
HTCC assuming approx. €60.2 million of Memorex debt and paying €30.3 million for the purchase of
95.7% equity
HTCC will refinance a significant portion of the assumed debt
Of the €30.3 million of equity consideration, €12.1 million will be held escrow for 6 months and €6.1 million for 18 months

Memorex
Memorex is one of the leading alternative bandwidth providers in Central and Eastern Europe with the largest fixed-line infrastructure in the region
Products and services include the provision of ducts, dark fibres, SDH and DWDM
Over 12,500km fibre network (route) in 14 countries
Diversified blue chip telecommunications customers with long term contracts
85 employees
Estimated YE Dec 2007 EBITDA of €16.8 million
Adjusted for estimated run-rate realisable synergies and a signed contract YE Dec 2007 Adjusted EBITDA of
€24.4million
(1)
Memorex has exhibited strong historical growth with revenues and EBITDA growing approximately 25% per annum in each of the past two years
Going forward, Memorex is expected to continue its strong growth profile
Main customers include Airbites / Swisscom, AT&T, BICS / Belgacom, Bloomberg, BT Austria, BT Belgium / NATO,
Dante, Erste Bank, Eutelia, Google, H3G, KPN Eurorings, Omnicom, One, Orange / Equant, Telecom Italia Sparkle
(Tiscali), T-Systems Austria (Max Mobil), Türk Telecom, UPC Netherlands, Verizon
Notes:
(1) Including estimated synergies of €3 million and a signed contract of €4.6 million. See “Synergies” and “Signed Contract” for a discussion of our determination of PF
Synergies and Signed Contract amounts. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix for a discussion of our methodology to determine
EBITDA and Adjusted EBITDA for Memorex

Investment Highlights
Leading Market Position
Leading alternative telecommunications infrastructure and bandwidth provider in high growth Central and South-Eastern Europe
The combination with HTCC will create the #1 provider of wholesale data and capacity services in Central and South Eastern Europe
Favourable Macro-
Economic Environment,
Industry Fundamentals
and Outlook
Central and South-Eastern European countries are growing faster in terms of GDP in comparison to Eurozone countries (4.1% vs. 1.8%)
Memorex is set to benefit from the increase in broadband penetration within the region and the expected growth of data transmission requirements by major international businesses
Strong Barriers
to Entry
First mover advantage in the majority of the countries Memorex operates in
Maintains cost leadership on all major routes
Fully Built-Out and
Constantly Growing
Network
Memorex operates one of the largest networks in the region with over 12,500 km of state-of-the-art optical fibre networks
Significant presence through long distance routes in Austria, Bulgaria, Czech Republic, Germany, Italy, Romania, Slovakia, Ukraine and
soon Turkey as well as city networks in Budapest, Bratislava, L’viv, Munich, Prague and Vienna
Strong Diversified
Customer Base and
Stable and Predictable
Revenue Streams
Blue-chip customer base including major telecommunication service providers, ISPs, cable TV providers and Non-Governmental
Organisations
Diversified customer base of 135 customers with the largest 20 accounting for 18% of total budgeted sales for FY2007/8
Majority of customers secured with long-term contracts
Strong Financial
Performance
Memorex increased revenues by approximately 22% from €36.8m in YE Dec 2006 to an estimated €44.8m in YE Dec 2007
High EBITDA margins averaging approx. 40% between YE Dec 2005 and YE Dec 2007
Significant Capital
Investment
Over €54m capital investment on Memorex network over the past  2 years

Rationale – Competitive Advantage of the Combined Group
Wholesale Competitive Strategy
Geographical Reach
#1 wholesale data provider in South & Central-Eastern Europe
Combined Group covers the entire CEE region
In addition to large markets such as Romania and Turkey, the combined Group has unique coverage into hard to reach countries like
Macedonia, Albania, and Moldova
This provides large Western Carrier (BT, Verizon, T-com) with a one-stop solution for entire region
Standardised Service
Level Agreements Across
Entire Region
This will enable carriers to re-sell large corporate networks via HTCC under standardised pricing and quality parameters
Centralised Account
Management
Single point of contact for entire region
Large combined customer base and strong track record will allow to enter additional new markets
Wholesale Positioning Relative to Competition
Large Incumbents (i.e T-
com, Romtelecom,
Telecom Serbia)
While possessing more coverage in their domestic market, incumbents are limited in reach and cross-border experience
Service provided is generally slow and inflexible
GTS
Focused on North-Central Eastern Europe with limited experience and coverage in South-Central Eastern Europe in particular Turkey
Interoute
Broad global coverage results in little or no specialisation in most of the regional markets
Competes directly with large Western Carriers for large international corporate networks, therefore appearing unattractive as wholesale partner for the region

Acquisition Sources & Uses
Acquisition multiple of 5.5x YE Dec 2007 EBITDA and 3.8x YE Dec 2007 Adjusted EBITDA including estimated synergies and a signed contract
(4)
Acquisition financing provided by Merrill Lynch and BNP Paribas through a €100 million senior second secured bridge facility pari passu
with existing FRNs and Senior Notes
Memorex Bonds will be redeemed at par
Finance Leases with net present value of €15.2 million and Memorex PREPS of €11 million will be rolled-over as they are impractical and uneconomical to prepay; accounted for as debt on the Memorex’ Balance Sheet
Capex Pre-Fund Liquidity of €17 million to fund part of the capital expenditures in connection with the new signed contract and Excess Cash of €12.3 million for general corporate purposes
Notes:
(1) Based on an estimated YE Dec 2007 EBITDA of €16.8 million. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for Memorex
(2) Based on an estimated YE Dec 2007 Adjusted EBITDA of €24.4 million which includes estimated synergies of €3 million and a signed contract of €4.6 million. See note 4
(3) Post minority shareholding buy-out, based on purchase price of €30.3 million for 95.7% equity interest
(4) See “Synergies” and “Signed Contract” for a discussion of our determination of PF Synergies and Signed Contract amounts. EBITDA and Adjusted EBITDA are non-
GAAP financial measures. See Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for Memorex
Sources € million Uses € million
x Estimated YE Dec 2007
EBITDA (1)
x Estimated YE Dec 2007
Adjusted EBITDA (2)
Senior Second Secured Bridge 100.0 Equity Value
(3) 31.7 1.9x 1.3x
Rollover of Memorex Financial Leases 15.2 Rollover of Memorex Financial Leases 15.2
Rollover of Memorex PREPS 11.0 Rollover of Memorex PREPS 11.0
Refinancing of Memorex Bonds 16.7
Refinancing of Memorex Net Debt 17.3
Rollover / Refinancing of Existing Net Debt 60.2 3.6x 2.5x
Enterprise Value 91.9 5.5x 3.8x
Capex Pre-Fund Liquidity 17.0
Excess Cash 12.3
Fees & Expenses 5.0
Total Sources 126.2 Total Uses 126.2

Acquisition Sources & Uses
On completion of the acquisition, senior net leverage decreases to 0.5x, total net cash-pay leverage increases by 0.2x to 3.0x, and total net debt leverage remains unchanged at 3.8x based on an estimated annualised FYE Dec 2007 Combined Adjusted
EBITDA
Notes:
(1) Include Capex Pre-Fund Liquidity and Excess Cash
(2) Based on an estimated Enterprise Value / EBITDA multiple of 5.5x
(3) Estimated Annualised FYE Dec 2007 Adjusted EBITDA represents Q3 Adjusted EBITDA incl. Tele2 for HTCC-Invitel multiplied by 4 plus PF run-rate synergies for Invitel acquisition
(4) Includes an estimated YE Dec 2007 Adjusted EBITDA of €24.4 million which includes estimated synergies of €3 million and a signed contract of €4.6 million. See “Synergies” and
“Signed Contract” for a discussion of our determination of PF Synergies and Signed Contract amounts. EBITDA and Adjusted EBITDA are non-GAAP financial measures. See
Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for Memorex
HTCC / Invitel HTCC / Invitel & Memorex Combined
Existing Capitalisation € million
x Estimated
Annualised
FYE Dec 2007
Adjusted EBITDA
% of
Total
PF Capitalisation € million
x Estimated
Annualised
FYE Dec 2007 Combined
Adjusted EBITDA
% of
Total
Cash & Cash Equivalents (14.1) (0.1x) (1.7%)
Cash & Cash Equivalents
(1) (43.4) (0.2x) (4.5%)
Existing Senior Debt 100.0 0.7x 12.1% Existing Senior Debt 100.0 0.6x 10.4%
Memorex Preps 11.0 0.1x 1.1%
Memorex Financial Leases 15.2 0.1x 1.6%
Total Senior Debt 100.0 0.7x 10.4% Total Senior Debt 126.2 0.7x 13.1%
Total Net Senior Debt 85.9 0.6x Total Net Senior Debt 82.8 0.5x
10.75% Senior Notes 142.0 0.9x 17.1% 10.75% Senior Notes 142.0 0.8x 14.8%
Floating Rate Notes 200.0 1.3x 24.1% Floating Rate Notes 200.0 1.1x 20.8%
Sr. Second Secured Pari-passu Bridge 100.0 0.6x 10.4%
Total Gross Cash-Pay Debt 442.0 2.9x 53.4% Total Gross Cash-Pay Debt 568.2 3.2x 59.0%
Total Net Cash-Pay Debt 427.9 2.8x Total Net Cash-Pay Debt 524.8 3.0x
PIK Notes 139.8 0.9x 16.9% PIK Notes 139.8 0.8x 14.5%
Total Debt (incl. PIK) 581.8 3.9x 70.2% Total Debt (incl. PIK) 708.0 4.0x 73.5%
Total Net Debt (incl. PIK) 567.7 3.8x Total Net Debt (incl. PIK) 664.6 3.8x
Implied Equity
(2) 246.6 1.6x 29.8%
Implied Equity
(2) 254.6 1.5x 26.5%
Total Capitalisation 828.4 5.5x 100.0% Total Capitalisation 962.6 5.5x 100.0%
Undrawn revolver 30.0 Undrawn revolver 30.0
Estimated Annualised FYE Dec 2007 Adjusted EBITDA
(3) 150.6
Estimated Annualised FYE Dec 2007 Combined Adjusted EBITDA
(4)
175.0

Pro Forma Combined Dec 2007 EBITDA
Notes: All EUR/HUF conversions are based on a FX rate of 255HUF; all USD/HUF conversions are based on a FX rate of 183.27HUF; all EUR/USD conversions are based on a
FX rate of 1.39USD
HTCC - Invitel: Local business tax for has been reclassified from operating expenses to income tax
(1) Adjusted Operating Expense is a non-GAAP financial measure and does not include the non-recurring items presented below Adjusted EBITDA and shown in Appendix
(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for HTCC-
Invitel and Memorex
(3) EBITDA and Adjusted EBITDA Margin (%) is EBITDA and Adjusted EBITDA as a percentage of Revenue
(4) Estimated Annualised FYE Dec 2007 Adjusted EBITDA incl. Tele2 represents Q3 Adjusted EBITDA incl. Tele2 multiplied by 4. See note 2
(5) Represents €14 million of run-rate synergies less €5 million of realised synergies in 2007
(6) See “Synergies” and “Signed Contracts” for a discussion of our determination of PF Run-Rate Synergies and Signed Contracts amounts
HTCC - Invitel
(2) (3)
Memorex
(2) (3)
Combined
EUR million Q3 2007
Estimated Annualised
FYE Dec 2007
(4)
PF Run-Rate
Synergies
(5)
Estimated YE
Dec 2007
Estimated PF
Run-Rate Synergies
(6)
Signed
Contract
(6)
PF FYE
Dec 2007
Revenue 84.0 336.2 44.8 8.0 389
Cost of Sales (28.0) (112.1) (20.2) 2.1 (1.3) (131)
Gross Margin 56.0 224.1 24.7 6.7 258
Gross Margin (%) 66.7% 66.7% 55.0% 84.0% 66.2%
Adjusted Operating Expenses
(1)
(21.5) (85.9) 8.7 (7.9) 1.0 (2.2) (86)
Adjusted EBITDA 34.5 138.2 8.7 16.8 3.0 4.6 171.2
Adjusted EBITDA Margin (%) 41.1% 41.1% 37.5% 57.1% 44.0%
Tele2 Adjusted EBITDA 0.9 3.8 3.8
Adjusted EBITDA incl. Tele2 35.5 142.0 8.7 16.8 3.0 4.6 175.0

Notes:
(1) As of January 1, 2008 Hungarotel, PanTel, V-Holding and Euroweb Hungary, operating subsidiaries of HTCC, have merged into Invitel.
(2) Assuming purchase of minority shareholding
Group Corporate Structure Pro Forma Acquisition
100%
100%
Hungarian Telephone and
Cable Corp.
(United States)
HTCC HoldCo I B.V.
(The Netherlands)
Magyar Telecom B.V.
(The Netherlands)
€130 million Amended Senior Facility (including revolver)
€142 million HY Notes
€125 million PIK Notes
Invitel Zrt. (1)
€200 mmillion FRNs
PanTel Technocom –
Renamed ‘Invitel
Technocom’
Euroweb Romania
100%
Memorex Telex
Communications AG
(Austria)
Tele2 –
Renamed ‘Invitel
Telecom’
Foreign subsidiaires
€100 million Bridge Loan
100% 100% 100% 100% (2)
€11 million Preps
€15 million Leases
100%
Matel Holdings N.V.
(Netherlands Antilles)

Market Overview 14

HUNGARIAN TELEPHONE AND CABLE CORP.	
MTCAG	
GTS Datanet	
interoute	
Magyar Telekom	

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Central-Eastern Europe Wholesale Market Overview
Company Description
Provides Voice and Data services to western carriers, local incumbents, and alternatives
Services delivered in 14 countries throughout Central Eastern Europe and Turkey
First alternative carrier in Romania, Bulgaria, Macedonia, Slovenia, Croatia, and Serbia
Estimated FYE Dec 2007 wholesale Revenue: €113 million
Memorex Telex Communications AG (MTCAG) is an Austrian based carriers’ carrier
Provides wholesale and leased line services throughout the region
First alternative carrier in Ukraine and Turkey
Estimated YE Dec 2007 Revenue: €45million
Presence throughout the CEE: Hungary, Romania, Czech Republic, Slovakia and Poland
Provides Internet access, hosting, VoIP, IP VPN services to businesses
Provides wholesale services to carriers
Estimated wholesale revenue: €100 million
Extensive national network in Poland, Czech Republic, and Slovakia
Interoute is a US communications operator
Provides carriers’ carrier services to telecommunications operators and to ISPs
Strong Lobby for US government projects, relationship with OTE
T-Com, the former national incumbent, is majority owned by Deutsche Telekom
Provides the full range of wholesale and retail services
Regions covered through international wholesale services
Complete national coverage in-country resulting in big advantage on large in-country networks particularly those with low bandwiths requirements

HTCC Wholesale 16

London
Frankfurt
Prague
Bratislava
Viena
Budapest
Kiev
Maribor
Chisinau
Ljubjana
Zagreb
Bucharest
Belgrade
Sarajevo
Pristina
Varna
Sofia
Podgorica
Istanbul
Tirana
Skopje
Thessalonika
Athens

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

HTCC Wholesale - International Network
Fibre Lines: 7,152km
Presence: Hungary, Austria, Slovakia,
Romania, Slovenia, Ukraine, Croatia,
Bulgaria, Germany, Czech Republic,
Serbia, UK, Macedonia, Bosnia,
Turkey, Greece, Georgia, Kosovo,
Albania

HTCC Wholesale
HTCC Wholesale Top 10 Customers (FYE Dec 2007E)
HTCC Wholesale Data Gross Margin by Country excl. Hungary (FYE Dec 2007E)
(1)
HTCC Wholesale Gross Margin by Product (FYE Dec 2007E)
Notes:
(1) Estimated Hungarian Gross Margin of €17 million
EUR million
Others
74%
UPC
2%
GTS
2%
BT
2%
Interoute
2%
Equant
1%
Romtelecom
2%
Verizon
4%
Pannon
4%
T Austria
3%
Vodafone
4%
3.6
2.0
1.2 1.2
0.8
0.7
0.4
0.2
0.2
2.4
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
Romania Bulgaria Croatia Serbia Ukraine Turkey Slovenia Bosnia Macedonia Other
countries
Domestic Voice
6%
International
Voice
8%
International Data
26%
Domestic  Data
19%
Wholesale
Concession-
Based Revenue
24%
Domestic Dark
Fibre
13%
International Dark
Fibre
4%

Memorex 19

Moscow
Copenhagen
Amsterdam
Berlin
Warsaw
London
Frankfurt
Brussels
Prague
Lutsk
Kiev
Munich
Paris
Viena
Budapest
Zurich
Zagreb
Bucharest
Milan
Sofia
Georgia
Armenia
Istanbul
Ankara
Iran
Bari
Izmir
Athens
Syria
Iraq

— Memorex holds ownership, IRUs or long-term contractual rights · -·- Memorex Leased capacity network · — - Memorex Planned leased capacity network · ---- Memorex Partner network

HUNGARIAN TELEPHONE AND CABLE CORP.
invitel

Memorex - International Network Fibre Lines: 12,500km Direct Presence: Austria, Ukraine, Turkey, Bulgaria, Germany, Czech Republic, Romania, Slovakia, Italy 20

Memorex
Memorex Top 10 Customers (FYE March 2007)
(2)
Memorex Revenue by Country (YE Dec 2007E)
Memorex Revenue by Product (FYE March 2007)
(1)
Note:
(1)  Excludes deferred payments
(2) Excludes €8 million revenue expected from the signed contract. See “Signed Contract” for a discussion of our determination of Signed Contract amount
EUR million
12.4
7.4
5.2
4.5
3.8
2.2 2.2
7.1
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
Turkey Austria Romania Slovakia Ukraine Greece Bulgaria Other countries
Others
53%
Google
2%
UTG
4%
Telecom Italia
3%
Romtelecom
3%
H3G
4%
AT&T
6%
BISC
6%
UPC
4%
Air Bites
6%
BT
9%
Data - International
87%
Dark Fiber -
Domestic
1%
Colocation -
International
1% Colocation -
Domestic
1%
Dark Fiber -
International
1%
Data - Domestic
9%

Memorex - Financial Performance
EUR million
Memorex Revenue, Gross Margin and EBITDA
Note:
(1) EBITDA is a non-GAAP financial measure. See Appendix for a discussion of our methodology to determine EBITDA for Memorex
27.5
36.8
44.8
16.5
22.2
24.7
10.9
15.1
16.8
60%
60%
55%
40%
41%
38%
0
10

30
40
50
60
YE Dec 2005A YE Dec 2006A YE Dec 2007E
0%
10%
20%
30%
40%
50%
60%
70%
Revenue Gross Margin EBITDA (1) Gross Margin (%) EBITDA Margin (%)

Signed Contract
In 2007, Memorex entered into a 20-year contract for
dark fibre services in Turkey
The overall length of the routes is expected to
be 2,360km which will connect Istanbul to
Ankara, Istanbul to Izmir and Izmir to Ankara
The client will have the right of use but no
ownership over the fibre pairs
The contract is expected to generate €8 million in
revenue per annum and €160 million for the full
duration of the contract
€4.6 million of EBITDA is expected to be
generated per annum
Total capex spend for this project is estimated by
Memorex to be approximately €27 million of which
€5.2 million has been spent as of September 2007
Signed Contract Estimated Pro-Forma P&L
In € Thousands FY 2008
Revenue 8,024
Cost of Materials & Services (1,280)
Expenses (660)
Personnel (1,060)
Administration (440)
EBITDA 4,584
Depreciation (2,030)
EBIT 2,554
Summary of Estimated Capex to Turkey Ring
In € Thousands
Project Engineering 1,940
Right of Ways 1,180
Construction 12,030
Cable (all works incl.) 4,250
Repeater Stations 1,000
Transmission Equipment 6,720
Total Capex 27,120
Capex Spent to Date 5,200
Capex FY07/08 Q3-Q4 2,662
Capex FY08/O9 19,200

Synergies 24

Wholesale Data Capex – Capital Rationing
Maintenance Capex: 6-7% sales
Growth Capex: 7-8% sales
Capex spent in the wholesale business is
“success based” i.e. linked to signed
contract
Signing of each major, capex-intense
project is subject to the ability to
spend capex and is assessed on a
case by case basis
The maintenance capex
in the business is
typically at level of 6-7% of sales and
delivers flat revenues year on year allowing
the renewal of existing contracts
13-15% total capex
includes the growth
capex which is lower risk expansion /
investment capex commensurate with the
revenue growth of c.4% pa
Total capex excludes one time, large
expansion capex investments, for example
the signed contract
Capital
Rationing:
23-30%
Expansion Capex: 10-15% sales
Total
Capex:
13-15%

Synergies
(1)
Yearly Cost Synergies: €3 million
(2) Capex Synergies: €2.4 million
Notes:
(1) Expected one time integration cost of €3 million
(2) Pro Forma Run-Rate Synergies of €3 million shown under “Pro Forma Combined Dec 2007 EBITDA” are comprised of Personnel Synergies and Backbone and
Access Cost Synergies
Backbone and
Access Cost
Synergies 69%
(€2.1m)
Personnel
Synergies 31%
(€1m)
Bulgaria
Transit
24%
Operations &
Maintenance
5%
Subsidiary
Administration
4%
City Networks
6%
Balkan
Countries
8%
Western
Europe
7%
Ukraine
Turkey
5%
Ukraine
Transit
10%
Optimisation
of V-F and B-F
routes
29%
Increased
purchasing
power
10%
DWDM
equipment
41%
DF IRU
Savings
20%

Synergies - Backbone and Access Costs
We have identified the following areas of cost savings per year:
Ukraine / Turkey – €144,000 – Outpayments for services currently provided to be terminated as Memorex already has a backbone in Turkey and Ukraine
Ukraine transit –
€300,000 –
HTCC network contains direct connection to Ukrainian operators allowing Memorex to cancel current Slovak transit to Ukraine
Bulgaria transit – €720,000 – Memorex currently pays large amounts to Romanian and Bulgarian electricity companies, which can be cancelled and replaced
Balkan countries –
€240,000 –
HTCC network replaces Memorex network
City networks –
€180,000 –
Current outpayments of local tails can be cancelled due to group coverage in Bucharest,
Vienna, Sofia, Istanbul and Frankfurt
Operations and Maintenance –
€144,000 –
Only one supplier per route will have to be in place
Subsidiary Administration –
€108,000 –
Subsidiaries provide backbone and access in Slovakia, Romania, and Bulgaria can be merged
Western Europe –
€216,000 –
Memorex’s extensive reach in Western Europe will result in cost savings in area where there is overlap with HTCC
Total: €2,052,000

CAPEX Synergies
There are some common development plans starting from year 2008. Capex savings can be realized by synchronizing the development plans:
DWDM equipment for Romania and Bulgaria development: €1,000,000
DF IRU savings in Romania and Bulgaria: €500,000 (depending on structure of planned deals, swaps)
By integrating the two transmission networks, DWDM and SDH, overlapping equipment will be reused for new network extension projects
Optimizing Vienna-Frankfurt and Bratislava-Frankfurt sections: €700,000 of freed up equipment to be used in Turkey in Q4 2008 and 2009
As a result of increased purchasing power €250,000 savings can be potentially realised
Total for 2008-2009: €2,450,000

Appendix 29

HTCC Quarterly Financial Statements
Notes: All EUR/HUF conversions are based on a FX rate of 255HUF; all USD/HUF conversions are based on a FX rate of 183.27HUF; all EUR/USD conversions are based on a
FX rate of 1.39USD
HTCC - Invitel: Local business tax for has been reclassified from operating expenses to income tax
(1) Adjusted Operating Expense is a non-GAAP financial measure and does not include the non-recurring items presented below Adjusted EBITDA and shown on the next page
(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for HTCC-
Invitel. See the reconciliation from Net Income to EBITDA on the next page
(3) EBITDA and Adjusted EBITDA Margin (%) is EBITDA and Adjusted EBITDA as a percentage of Revenue
HTCC - Invitel
HUF million Q1 2007 Q2 2007 Q3 2007 YTD Sep 2007
Revenue 21,575 21,214 21,430 64,219
Cost of Sales (6,987) (6,790) (7,144) (20,921)
Gross Margin 14,588 14,424 14,286 43,298
Gross Margin (%) 67.6% 68.0% 66.7% 67.4%
Adjusted Operating Expenses
(1)
(6,370) (5,804) (5,478) (17,652)
Adjusted EBITDA
(2)
8,218 8,620 8,808 25,646
Adjusted EBITDA Margin (%)
(3)
38.1% 40.6% 41.1% 39.9%
Tele2 Adjusted EBITDA (54) 223 242 411
Adjusted EBITDA incl. Tele2 8,164 8,843 9,050 26,057
HTCC - Invitel
EUR million Q1 2007 Q2 2007 Q3 2007 YTD Sep 2007
Revenue 84.6 83.2 84.0 251.8
Cost of Sales (27.4) (26.6) (28.0) (82.0)
Gross Margin 57.2 56.6 56.0 169.8
Gross Margin (%) 67.6% 68.0% 66.7% 67.4%
Adjusted Operating Expenses
(1)
(25.0) (22.8) (21.5) (69.2)
Adjusted EBITDA
(2)
32.2 33.8 34.5 100.6
Adjusted EBITDA Margin (%)
(3)
38.1% 40.6% 41.1% 39.9%
Tele2 Adjusted EBITDA (0.2) 0.9 0.9 1.6
Adjusted EBITDA incl. Tele2 32.0 34.7 35.5 102.2

HTCC Pro-forma Financial Statement (USDmillion)
Notes: All EUR/HUF conversions are based on a FX rate of 255HUF; all USD/HUF conversions are based on a FX rate of 183.27HUF; all EUR/USD conversions are based on a
FX rate of 1.39USD
HTCC - Invitel: Local business tax for has been reclassified from operating expenses to income tax
(1) Adjusted Operating Expense is a non-GAAP financial measure and does do not include the non-recurring items presented below Adjusted EBITDA
(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for HTCC-
Invitel and Memorex
(3) EBITDA and Adjusted EBITDA Margin (%) is EBITDA and Adjusted EBITDA as a percentage of Revenue
USD million Q3 2007
Estimated  Annualised
FYE Dec 2007
Revenue 116.9 467.7
Cost of Sales (39.0) (155.9)
Gross Margin (%) 78.0 311.8
Gross Margin (%) 66.7% 66.7%
Adjusted Operating Expenses
(1) (29.9) (119.6)
Adjusted EBITDA
(2) 48.1 192.2
Adjusted EBITDA Margin (%)
(3) 41.1% 41.1%
Tele2 Adjusted EBITDA 1.3 5.3
Adjusted EBITDA incl. Tele2 49.4 197.5
Cost of restructuring (1.1) (4.4)
Due Diligence expenses 0.2 0.9
Share-based compensation 0.6 2.2
Integration costs (2.0) (8.0)
SEC related expenses (1.9) (7.6)
Provision for unused vacation 0.2 1.0
One-off provision for bad debts (0.0) (0.0)
Provision for real estate lease termination (2.7) (10.7)
Other one-off items (1.3) (5.2)
EBITDA
(2)
excl. Tele2
40.1 160.3
EBITDA Margin (%)
(3) 34.3% 34.3%
Depreciation and amortisation (28.7) (114.7)
Financing expenses (9.7) (38.7)
Foreign exchange gains (losses), net (8.1) (32.3)
Gains (losses) on derivatives 6.6 26.3
Gains (losses) on warrants - -
Taxes on net income (3.3) (13.2)
Cumulative preferred stock dividends (0.0) (0.1)
Minority interest (0.0) (0.0)
Net profit / (loss) for the period excl. Tele2 (3.1) (12.4)

Pro Forma Combined Dec 2007 EBITDA (USDmillion)
HTCC - Invitel
(2) (3)
Memorex
(2) (3)
Combined
USD million Q3 2007
Estimated Annualised
FYE Dec 2007
(4)
PF Run-Rate
Synergies
(5)
Estimated YE
Dec 2007
Estimated PF
Run-Rate Synergies
(6)
Signed
Contract
(6)
PF FYE
Dec 2007
Revenue 116.9 467.7 62.4 11.2 541
Cost of Sales (39.0) (155.9) (28.1) 2.9 (1.8) (183)
Gross Margin 78.0 311.8 34.3 9.4 358
Gross Margin (%) 66.7% 66.7% 55.0% 84.0% 66.2%
Adjusted Operating Expenses
(1)
(29.9) (119.6) 12.0 (10.9) 1.4 (3.0) (120)
Adjusted EBITDA 48.1 192.2 12.0 23.4 4.2 6.4 238.2
Adjusted EBITDA Margin (%) 41.1% 41.1% 37.5% 57.1% 44.0%
Tele2 Adjusted EBITDA 1.3 5.3 5
Adjusted EBITDA incl. Tele2 49.4 197.5 12.0 23.4 4.2 6.4 243.5
Notes: All EUR/HUF conversions are based on a FX rate of 255HUF; all USD/HUF conversions are based on a FX rate of 183.27HUF; all EUR/USD conversions are based on a
FX rate of 1.39USD
HTCC - Invitel: Local business tax for has been reclassified from operating expenses to income tax
(1) Adjusted Operating Expense is a non-GAAP financial measure and does not include the non-recurring items presented below Adjusted EBITDA and shown in Appendix
(2) EBITDA and Adjusted EBITDA are non-GAAP financial measures. See Appendix for a discussion of our methodology to determine EBITDA and Adjusted EBITDA for HTCC-
Invitel and Memorex
(3) EBITDA and Adjusted EBITDA Margin (%) is EBITDA and Adjusted EBITDA as a percentage of Revenue
(4) Estimated Annualised FYE Dec 2007 Adjusted EBITDA incl. Tele2 represents Q3 Adjusted EBITDA incl. Tele2 multiplied by 4. See note 2
(5) Represents €14 million of run-rate synergies less €5 million of realised synergies in 2007
(6) See “Synergies” and “Signed Contracts” for a discussion of our determination of PF Run-Rate Synergies and Signed Contracts amounts

Non-GAAP Financial Measures
HTCC has included certain non-GAAP financial measures, including Pro-forma Adjusted EBITDA (for both HTCC-Invitel and
Memorex), in this presentation. Reconciliations of the differences between Adjusted EBITDA for HTCC-Invitel and the most directly comparable financial measure calculated and presented in accordance with GAAP is included in this presentation. As the business combination of HTCC and Memorex has not been consummated, Adjusted EBITDA for Memorex is derived from and reconciled to estimated Memorex revenues, based on estimates derived by HTCC management from financial information available to HTCC management without unreasonable efforts on its part and which, as described below, provides information that HTCC management believes is useful for investors. The non-GAAP financial measures presented are by definition not a measure of financial performance or financial condition under generally accepted accounting principles and are not alternatives to operating income or net income/loss reflected in the statement of operations and are not necessarily indicative of cash available to fund all cash flow needs. These non-GAAP financial measures used by HTCC may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures for various purposes including: measuring and evaluating the
Company’s financial and operational performance and its financial condition; making compensation decisions; planning and budgeting decisions; and financial planning purposes. HTCC believes that presentation of these non-GAAP financial measures is useful to investors because it (i) reflects management’s view of core operations and cash flow generation and financial condition upon which management bases financial, operational, compensation and planning decisions and (ii) presents a measurement that equity and debt investors and lending banks have indicated to management is important in assessing HTCC's financial performance and financial condition. While HTCC utilizes these non-GAAP financial measures in managing its business and believes that they are useful to management and to investors for the reasons described above, these non-GAAP financial measures have certain shortcomings. In particular, these EBITDA measurements do not take into account changes in working capital and financial statement items below income from operations, and the resultant effect of these items on HTCC's cash flow.
Management compensates for the shortcomings of these measures for HTCC-Invitel by utilizing them in conjunction with their comparable GAAP financial measures. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in HTCC's documents filed with the U.S. Securities and Exchange Commission.